ADAMS DIVERSIFIED EQUITY FUND

Formerly The Adams Express Company

FIRST QUARTER REPORT

MARCH 31, 2015

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

Three months into 2015, the stock market has already been through its share of ups-and-downs. After declining 3.1% in January, stocks recorded gains in February and March. The Standard & Poor’s 500 Composite Stock Index (“S&P 500”) eked out a small gain for the quarter, extending the record of consecutive quarter gains to eight. Building on its outperformance in 2014, the Fund’s first quarter return of 2.1% exceeded the S&P 500 return of 1.0%. For the twelve months ended March 31, 2015, the Fund returned 15.6% compared to the S&P 500 return of 12.7%.

Health Care continued its four-year run as the top performing sector in the S&P 500, advancing 6.5% in the quarter. Benefitting from lower gasoline prices, the Consumer Discretionary sector also performed well, delivering a 4.8% return. While lower oil prices were a tailwind for consumers, the Energy sector declined 2.9%. Concern over the timing of the Federal Reserve’s action on interest rates weighed on the Utilities and Financial sectors.

Ongoing benefits of the Affordable Care Act and increases in the product pipeline for biotech and pharmaceuticals resulted in both strong stock performance and a record level of mergers and acquisitions (“M&A”) activity in the Health Care sector. After a very strong 2014, M&A in the U.S. had a robust three-month stretch, booking over $415 billion worth of deals, led by Health Care and followed by Consumer, Financials and Industrials. Our portfolio participated in M&A activity with the closing of the $62.5 billion purchase of Allergan by Actavis. Other activity in the Health Care sector included the initiation of a position in Novartis AG, a high quality global pharmaceutical company with several near-term positive catalysts. The company’s recent restructuring into three operating divisions has positioned it well for future growth. With the majority of the company’s key drug patent expirations behind it and a deep pipeline of potential blockbusters ahead of it, Novartis should be one of the fastest growing pharmaceutical companies globally. Additionally, Novartis is going to be a major player in the nascent biosimilar market, providing more opportunity for outperformance.

In Technology, we established a position in Micron Technology, a global leader in advanced semiconductor systems. Micron designs, develops and manufactures DRAM (Dynamic Random Access Memory) and flash storage solutions. Memory supply/demand fundamentals should improve through 2015. Promising demand growth from major smartphone platforms with increasing DRAM content provides earnings growth potential. Moderating supply growth in DRAM resulting from industry consolidation and structural change will stabilize prices.

For the three months ended March 31, 2015, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was 2.1%. The total return on the market price of the Fund’s shares for the period was 2.4%. These compare to a 1.0% total return for the S&P 500 and a 0.9% total return for the Lipper Large-Cap Core Mutual Funds Average over the same time period.

For the twelve months ended March 31, 2015, the Fund’s total return on NAV was 15.6% and on market price was 16.8%. Comparable figures for the S&P 500 and Lipper Large-Cap Core Mutual Funds Average were 12.7% and 10.6%, respectively.

Net assets of the Fund at March 31, 2015 were $16.15 per share on 95,922,372 shares outstanding, compared with $15.87 per share at December 31, 2014 on 96,286,656 shares outstanding. On March 2, 2015, a distribution of $0.05 per share was paid, consisting of $0.02 net investment income, $0.01 short-term capital gain, and $0.01 long-term capital gain, realized in 2014, and $0.01 of net investment income realized in 2015, all taxable in 2015. On April 16, 2015, an investment income dividend of $0.05 per share was declared to shareholders of record May 13, 2015, payable June 1, 2015. These constitute the first two payments toward our annual 6% minimum distribution rate commitment.

The Fund repurchased 382,500 shares of its Common Stock during the three months ended March 31, 2015. The shares were repurchased at an average price of $13.93 and a weighted average discount to NAV of 13.8%, resulting in a $0.01 increase to NAV per share.

By order of the Board of Directors,

Mark E. Stoeckle

Chief Executive Officer & President

April 16, 2015

SUMMARY FINANCIAL INFORMATION

(unaudited)

	2015	2014
At March 31:
Net asset value per share	$16.15	$15.18
Market price per share	$13.96	$12.98
Shares outstanding	95,922,372	94,048,123
Total net assets	$1,548,832,631	$1,427,592,834
Unrealized appreciation on investments	$467,918,512	$360,832,391

For the three months ended March 31:
Net investment income	$4,087,084	$4,324,530
Net realized gain	$28,845,538	$41,897,696
Cost of shares repurchased	$5,329,828	$2,455,232
Shares repurchased	382,500	190,800
Total return (based on market price)	2.4%	(0.3)%
Total return (based on net asset value)	2.1%	1.0%

Key ratios:
Net investment income to average net assets (annualized)	1.06%	1.23%
Expenses to average net assets (annualized)	0.66%	0.64%
Portfolio turnover (annualized)	11.7%	63.6%
Net cash & short-term investments to net assets	1.9%	0.7%

TEN LARGEST EQUITY PORTFOLIO HOLDINGS

March 31, 2015

(unaudited)

	Market Value	Percent of Net Assets
Apple Inc.	$81,265,233	5.2%
Adams Natural Resources Fund, Inc. *	50,623,818	3.3
Walt Disney Co.	39,606,464	2.6
Google Inc. (Class A & Class C)	39,145,850	2.5
Wells Fargo & Co.	39,113,600	2.5
Gilead Sciences, Inc.	36,887,067	2.4
PepsiCo, Inc.	32,845,470	2.1
CVS Health Corp.	32,407,940	2.1
Citigroup Inc.	31,787,840	2.1
Boeing Co.	30,766,400	2.0

Total	$414,449,682	26.8%

*	Non-controlled affiliated closed-end fund, formerly Petroleum & Resources Corporation

SCHEDULE OF INVESTMENTS

March 31, 2015

(unaudited)

	Shares	Value (A)
Common Stocks — 98.1%
Consumer Discretionary — 12.8%
Amazon.com, Inc. (B)	50,000	$18,605,000
BorgWarner Inc.	137,000	8,285,760
Comcast Corp. (Class A)	452,300	25,541,381
Dollar General Corp.	271,400	20,458,132
Hanesbrands Inc.	608,000	20,374,080
Las Vegas Sands Corp.	150,000	8,256,000
Lowe’s Companies, Inc.	405,000	30,127,950
Magna International Inc.	252,000	13,522,320
Walt Disney Co.	377,600	39,606,464
Whirlpool Corp.	66,000	13,335,960

		198,113,047

Consumer Staples — 9.2%
Coca-Cola Co.	300,000	12,165,000
CVS Health Corp.	314,000	32,407,940
General Mills Inc.	252,400	14,285,840
Hershey Co.	150,000	15,136,500
PepsiCo, Inc.	343,500	32,845,470
Philip Morris International Inc.	262,800	19,796,724
Procter & Gamble Co.	131,850	10,803,789
Unilever plc ADR	110,250	4,598,527

		142,039,790

Energy — 8.2%
Adams Natural Resources Fund, Inc. (C)	2,186,774	50,623,818
Chevron Corp.	218,000	22,885,640
EOG Resources, Inc.	151,200	13,863,528
Exxon Mobil Corp.	101,000	8,585,000
Marathon Petroleum Corp.	83,000	8,498,370
Noble Energy, Inc.	175,000	8,557,500
Schlumberger Ltd.	171,300	14,293,272

		127,307,128

Financials — 16.6%
Allstate Corp.	330,000	23,486,100
American International Group, Inc.	145,000	7,944,550
American Tower Corp.	105,000	9,885,750
Berkshire Hathaway Inc. (Class B) (B)	65,200	9,409,664
Capital One Financial Corp.	245,000	19,310,900
Citigroup Inc.	617,000	31,787,840
iShares US Real Estate ETF	147,722	11,717,309
JPMorgan Chase & Co.	450,000	27,261,000
Lincoln National Corp.	270,000	15,514,200
NASDAQ OMX Group, Inc.	360,000	18,338,400
Navient Corp.	520,000	10,571,600
Prudential Financial, Inc.	195,000	15,660,450
Simon Property Group, Inc.	89,500	17,509,780
Wells Fargo & Co.	719,000	39,113,600

		257,511,143

SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2015

(unaudited)

	Shares	Value (A)
Health Care — 14.6%
AbbVie Inc.	20,000	$1,170,800
Actavis plc (B)	44,196	13,153,614
Aetna Inc.	252,000	26,845,560
Biogen Inc. (B)	47,000	19,845,280
Celgene Corp. (B)	164,000	18,905,920
Cerner Corp. (B)	341,000	24,981,660
Gilead Sciences, Inc. (B)	375,900	36,887,067
Johnson & Johnson	64,000	6,438,400
McKesson Corp.	116,000	26,239,200
Merck & Co., Inc.	480,000	27,590,400
Novartis AG	239,000	23,567,790

		225,625,691

Industrials — 10.2%
Boeing Co.	205,000	30,766,400
Delta Air Lines, Inc.	265,000	11,914,400
Dover Corp.	176,000	12,165,120
FedEx Corp.	80,000	13,236,000
Fluor Corp.	130,000	7,430,800
General Electric Co.	246,500	6,115,665
Honeywell International Inc.	287,500	29,989,125
Union Pacific Corp.	278,000	30,110,180
United Technologies Corp.	139,500	16,349,400

		158,077,090

Information Technology — 19.5%
Apple Inc. (D)	653,100	81,265,233
Automatic Data Processing, Inc.	109,000	9,334,760
Cisco Systems, Inc.	446,000	12,276,150
Facebook, Inc. (Class A) (B)	187,000	15,374,205
Gartner, Inc. (B)	165,000	13,835,250
Google Inc. (Class A) (B)	35,500	19,691,850
Google Inc. (Class C) (B)	35,500	19,454,000
Intel Corp.	310,000	9,693,700
International Business Machines Corp.	42,800	6,869,400
Lam Research Corp.	65,000	4,565,275
MasterCard, Inc. (Class A)	230,000	19,869,700
Micron Technology, Inc. (B)	464,000	12,588,320
Microsoft Corp.	618,800	25,157,314
Oracle Corp.	306,000	13,203,900
QUALCOMM Inc.	151,400	10,498,076
Visa Inc. (Class A)	322,000	21,062,020
Western Digital Corp.	83,000	7,553,830

		302,292,983

Materials — 2.6%
CF Industries Holdings, Inc.	50,031	14,192,794
LyondellBasell Industries N.V. (Class A)	211,000	18,525,800
Praxair, Inc.	67,500	8,149,950

		40,868,544

Telecommunication Services — 1.9%
SBA Communications Corp. (Class A) (B)	90,000	10,539,000
Verizon Communications Inc.	389,000	18,917,070

		29,456,070

SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2015

(unaudited)

	Shares/ Principal	Value (A)
Utilities — 2.5%
AGL Resources Inc.	145,000	$7,199,250
Edison International	148,000	9,245,560
NextEra Energy, Inc.	81,000	8,428,050
NRG Energy, Inc.	238,000	5,995,220
Pinnacle West Capital Corp.	115,000	7,331,250

		38,199,330

Total Common Stocks
(Cost $1,051,482,301)		1,519,490,816

Short-Term Investments — 1.8%
Money Market Account — 0.5%
M&T Bank, 0.10%	$7,021,349	7,021,349
Money Market Funds — 1.3%
Fidelity Institutional Money Market – Money Market Portfolio (Institutional Class), 0.14% (E)	20,000,000	20,000,000

Total Short-Term Investments
(Cost $27,021,349)		27,021,349

Total Investments — 99.9%
(Cost $1,078,503,630)		1,546,512,165
Net unrealized loss on open total return swap agreements — 0.0% (F)		(90,003)
Other assets less liabilities — 0.1%		2,410,469

Net Assets — 100.0%		$1,548,832,631

Notes:

(A)	Common stocks are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation.
(B)	Presently non-dividend paying.
(C)	Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.
(D)	A portion of the position is pledged as collateral for open swap agreements. Aggregate market value of pledged securities is $622,150.
(E)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.
(F)	Represents agreements with Morgan Stanley that expire in April 2016. The amount presented is the net amount to be received (paid) on all agreements at period-end.

OTHER INFORMATION

Dividend Payment Schedule

The Fund presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a year-end distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31 and, if applicable, a return of capital. Shareholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all shareholders of record are sent a dividend announcement notice and an election card in mid-November. Shareholders holding shares in “street” or brokerage accounts may make their election by notifying their brokerage house representative.

Statement on Quarterly Filing of Complete Portfolio Schedule

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to Shareholders, the Fund also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website: www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also posts a link to its Forms N-Q on its website: www.adamsfunds.com; select Fund name and click the headings “Investment Information”, “Financial Reports” and then “SEC Filings”.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.

Website Information

Investors can find the Fund’s daily NAV per share, the market price, the discount/premium to NAV per share, and quarterly changes in the portfolio securities on our website at www.adamsfunds.com. Also available there are a history of the Fund, historical financial information, links for electronic delivery of shareholder reports, and other useful content.

Electronic Delivery of Shareholder Reports

The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials on-line. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund’s printing and mailing costs. To enroll, please visit the following websites:

Registered shareholders with AST: www.amstock.com/main

Shareholders using brokerage accounts: http://enroll.icsdelivery.com/ADX

This report is transmitted to the shareholders of Adams Diversified Equity Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

ADAMS DIVERSIFIED EQUITY FUND

Board of Directors

Enrique R. Arzac [1,3,5]	Frederic A. Escherich [2,3,4]	Craig R. Smith [1,2,5]
Phyllis O. Bonanno [1,2,5]	Roger W. Gale [1,3,4,5]	Mark E. Stoeckle [1]
Kenneth J. Dale [2,3,4]	Kathleen T. McGahran [1,6]

1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Retirement Benefits Committee
5.	Member of Nominating and Governance Committee
6.	Chair of the Board

Officers

Mark E. Stoeckle	Chief Executive Officer & President
James P. Haynie, CFA	Executive Vice President
D. Cotton Swindell, CFA	Executive Vice President
Nancy J.F. Prue, CFA	Executive Vice President, Director of Shareholder Communications
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer and Treasurer
Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary
Steven R. Crain, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
David R. Schiminger, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer

500 East Pratt Street, Suite 1300, Baltimore, MD 21202

(410) 752-5900          (800) 638-2479

Website: www.adamsfunds.com

E-mail: contact@adamsfunds.com

Tickers: ADX (NYSE), XADEX (NASDAQ)

Counsel: Chadbourne & Parke LLP

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Custodian of Securities: Brown Brothers Harriman & Co.

Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC

Stockholder Relations Department

6201 15th Avenue

Brooklyn, NY 11219

(877) 260-8188

Website: www.amstock.com

E-mail: info@amstock.com